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                                                                   Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 1999 relating to the consolidated financial statements of Navigant International, Inc. for the year ended December 27, 1998.


/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Denver, Colorado
April 29, 1999